UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

CHENIERE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2009, the Board of Directors of Cheniere Energy Partners GP, LLC, the general partner of Cheniere Energy Partners, L.P. (the “Company”), approved a form of Indemnification Agreement and authorized the Company to enter into such an Indemnification Agreement with each of the directors of the Company. The form of Indemnification Agreement provides for indemnification for all expenses and claims that a director incurs as a result of actions taken, or not taken, on behalf of the Company while serving as a director, officer, employee, controlling person, agent or fiduciary of the Company, with such indemnification to be paid within 25 days after demand. The Indemnification Agreement provides that no indemnification will generally be provided (1) for claims brought by the director, except for a claim of indemnity under the Indemnification Agreement, if the Company approves the bringing of such claim, or if the Delaware Limited Liability Company Act requires providing indemnification because the director has been successful on the merits of such claim, (2) for claims under Section 16(b) of the Securities Exchange Act of 1934, as amended, or (3) if there has been a final judgment entered by a court determining that the director acted in bad faith, engaged in fraud or willful misconduct or, in the case of a criminal matter, acted with knowledge that the conduct was unlawful. Indemnification will be provided to the extent permitted by law, the Company’s certificate of formation and limited liability company agreement, and to a greater extent if by law the scope of coverage is expanded after the date of the Indemnification Agreement. In all events, the scope of coverage will not be less than what is in existence on the date of the Indemnification Agreement.

The foregoing description of the form of Indemnification Agreement is not complete and is qualified in its entirety by reference to the form of Indemnification Agreement filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
10.1	Form of Indemnification Agreement for directors of Cheniere Energy Partners GP, LLC (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

	By:	CHENIERE ENERGY PARTNERS GP, LLC,
its general partner

Date: April 6, 2009	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Indemnification Agreement for directors of Cheniere Energy Partners GP, LLC (filed herewith).